UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 9, 2022

GLOBAL PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-32593	74-3140887
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 9161

800 South Street

Waltham, Massachusetts 02454-9161

(Address of Principal Executive Offices)

(781) 894-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units representing limited partner interests	GLP	New York Stock Exchange

9.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr A	New York Stock Exchange

9.50% Series B Fixed Rate Cumulative Redeemable Perpetual Preferred Units representing limited partner interests	GLP pr B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 9, 2022, Global Partners LP (the “Partnership”), as guarantor, and certain of its subsidiaries, as borrowers, entered into the Sixth Amendment to Third Amended and Restated Credit Agreement (the “Sixth Amendment”), which further amends the Third Amended and Restated Credit Agreement dated April 25, 2017 (as amended, the “Credit Agreement”). The Sixth Amendment amends certain terms and provisions of the Credit Agreement to provide for $200.0 million of WC Interim Commitments (the “WC Interim Tranche”). With the addition of the WC Interim Tranche, the total Aggregate Commitments under the Credit Agreement are increased to $1.55 billion. The terms and conditions of the WC Interim Commitments and any WC Interim Loans made pursuant thereto are substantially the same as the existing WC Commitments and WC Loans, except that the WC Interim Maturity Date is June 9, 2022 and no WC Interim Loans are permitted to be Eurocurrency Rate Loans. The WC Interim Obligations are secured by substantially all of the assets of the Loan Parties other than Real Estate. Capitalized terms used but not otherwise defined herein shall have the meanings respectively ascribed to such terms in the Credit Agreement.

The foregoing description of the Sixth Agreement does not purport to be complete and is qualified in its entirety by reference to the Sixth Agreement. A copy of the Sixth Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

All other material terms of the Credit Agreement remain the same as disclosed in the Partnership’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The description of the Sixth Amendment under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Sixth Amendment to Third Amended and Restated Credit Agreement, dated March 9, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL PARTNERS LP

	By:	Global GP LLC
its general partner

Dated: March 15, 2022	By:
Sean T. Geary
Chief Legal Officer and Secretary